UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2019

TUCOWS INC

(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-28284 (Commission File Number)	23-2707366 (IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

                           Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TCX	NASDAQ

Item 2.02	Results of Operations and Financial Condition.

On July 9, 2019, Tucows Inc., a Pennsylvania corporation (the “Company”), issued a press release reporting a new wireless wholesale services agreement. A copy of such press release is furnished herewith as Exhibit 99.1.

The information under Item 2.02 of this report, including Exhibit 99.1, is furnished to, and not filed with, the Securities and Exchange Commission and shall not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01	Other Events

On July 2, 2019, Tucows Inc. (the “Company”), through its wholly-owned subsidiary Ting, Inc. (“Ting”,) entered into a five-year wireless wholesale agreement (the “Verizon Agreement”) with Cellco Partnerships d/b/a Verizon Wireless, a Delaware general partnership ( “Verizon”). The Verizon Agreement provides for Ting to purchase and resell wireless services on the Verizon mobile network in the United States with services expected to be operational by late 2019. The Verizon Agreement includes certain minimum spend requirements which increase annually throughout the five-year contract term.

Concurrent with the Verizon Agreement, the Company has notified T-Mobile that it does not intend to renew its wholesale services agreement dated December 8, 2014, as amended by a Third Amendment dated April 20, 2018 (as amended, the “T-Mobile Agreement”). The T-Mobile Agreement expires on December 19, 2019. Under the terms of the T-Mobile Agreement, the Company has a twelve-month run-off period to migrate the customers on the T-Mobile network to another network. The Company will continue to have minimum spend requirements with T-Mobile through December 19, 2019 with current wholesale pricing remaining in effect during the run-off period in 2020. The Company expects to incur primarily marketing related costs to migrate Ting customers using the T-Mobile platform to one of the Company’s alternative platforms, now including Verizon.

Forward-Looking Statements

This report includes forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, statements regarding our expectations of the Verizon Agreement and termination of the T-Mobile Agreement, and the impact of these transactions. These statements are based on management’s current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Information about other potential factors that could affect Tucows’ business, results of operations and financial condition is included in Tucows’ filings with the Securities and Exchange Commission. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. All forward-looking statements are based on information available to Tucows as of the date they are made. Tucows assumes no obligation to update any forward-looking statements, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit Title
99.1	Press release of Tucows Inc. dated July 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

By:	/s/ Davinder Singh
Davinder Singh Chief Financial Officer

Dated: July 9, 2019